UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 12, 2004

Date of Report (Date of Earliest Event Reported)

HUMPHREY HOSPITALITY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	0-25060	52-1889548
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

309 N. 5th St.

P.O. Box 1448

Norfolk, NE 68701

(Address of Principal Executive Offices) (Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2004, Humphrey Hospitality Trust, Inc. issued the press release attached hereto as Exhibit 99 announcing third quarter 2004 financial results.

The information in this Form 8-K, and Exhibit 99 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99 Registrant’s Press Release, dated November 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMPHREY HOSPITALITY TRUST, INC.

November 12, 2004	/s/ Donavon A. Heimes
Donavon A. Heimes
Chief Financial Officer, Treasurer and Secretary

HUMPHREY HOSPITALITY TRUST, INC.

INDEX TO EXHIBITS

Exhibit Number
99	Press release dated November 12, 2004.